UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 13, 2010

Date of Report (Date of earliest event reported)

Harrah’s Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On April 13, 2010, Harrah’s Entertainment, Inc. (the “Registrant”) issued a press release announcing, among other things, the intent of its wholly owned subsidiaries, Harrah’s Operating Escrow LLC and Harrah’s Escrow Corporation (the “Escrow Issuers”) to offer, through a private placement, $500,000,000 aggregate principal amount of second priority senior secured notes due 2018 (the “Notes”), subject to market and other conditions. The press release related to the proposed private placement is attached as Exhibit 99.1, and is incorporated herein by reference.

In connection with the proposed redemption by Harrah’s Operating Company, Inc. (“Harrah’s Operating”) of its existing senior notes and senior subordinated notes described below, the Escrow Issuers intend to deposit the gross proceeds of the proposed offering, together with additional amounts necessary to redeem such notes, if applicable, into a segregated escrow account until certain conditions are met. Upon satisfaction of such conditions, Harrah’s Operating would assume the Escrow Issuers’ obligations under the Notes.

Subject to completion of the proposed offering, the Registrant announced that Harrah’s Operating intends to redeem its currently outstanding 5.50% Senior Notes due 2010, 8.0% Senior Notes due 2011 and 8.125% Senior Subordinated Notes due 2011 (collectively, the “2010/2011 Notes”), and intends to use the net proceeds from the proposed offering to pay the redemption price plus any accrued and unpaid interest for the redemption of the 2010/2011 Notes, as well as for other general corporate purposes, including repaying revolving loans outstanding under its senior securities.

The Registrant is disclosing under Item 7.01 of this Current Report on Form 8-K the foregoing information.

The Registrant is furnishing the information in this Current Report on Form 8-K to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith, and are furnished solely for purposes of Item 7.01 of this Form 8-K:

99.1	Text of press release, dated April 13, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRAH’S ENTERTAINMENT, INC.

Date: April 13, 2010	By:	/S/ MICHAEL D. COHEN
Michael D. Cohen
Vice President, Associate General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Document Description

99.1	Text of press release, dated April 13, 2010.